UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 2, 2013
Autodesk, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 McInnis Parkway
San Rafael, California 94903
(Address of principal executive offices, including zip code)
(415) 507-5000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.
On October 2, 2013, Autodesk, Inc. (“Autodesk” or the “Company”) issued a press release reporting its business outlook for the third and fourth quarter of fiscal 2014. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Non-GAAP Financial Measures

To supplement Autodesk’s consolidated financial statements presented on a GAAP basis, the press release furnished herewith as Exhibit 99.1 provides investors with certain non-GAAP financial measures, including but not limited to future non-GAAP net earnings per diluted share and future non-GAAP operating margin. For its internal budgeting and resource allocation process and as a means to evaluate period-to-period comparisons, Autodesk uses non-GAAP financial measures to supplement its consolidated financial statements presented on a GAAP basis. These non-GAAP financial measures do not include certain items that may have a material impact upon the Company’s future reported financial results. Autodesk uses non-GAAP financial measures in making operating decisions because Autodesk believes those measures provide its management with meaningful supplemental information regarding its earning potential and performance by excluding certain expenses and charges that may not be indicative of its core business operating results. For the reasons set forth below, Autodesk believes these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by its institutional investors and the analyst community to help them analyze the health of Autodesk’s business. This allows investors and others to better understand and evaluate Autodesk’s operating results and future prospects in the same manner as management, compare financial results across accounting periods and to those of peer companies and to better understand the long-term performance of Autodesk’s core business. Autodesk also uses some of these measures for purposes of determining company-wide incentive compensation.

As described above, Autodesk may exclude the following items from its non-GAAP financial measures:

A. Stock-based compensation expenses. Autodesk excludes stock-based compensation expenses from its non-GAAP financial measures primarily because they are non-cash expenses and management finds it useful to exclude certain non-cash charges to assess the appropriate level of various operating expenses to assist in budgeting, planning and forecasting future periods. Moreover, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, Autodesk believes excluding stock-based compensation expenses allows investors to make meaningful comparisons between its recurring core business operating results and those of other companies.

B. Amortization of purchased intangibles. Autodesk incurs amortization of acquisition-related purchased intangible assets in connection with acquisitions of certain businesses and technologies. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of its acquisitions. Management finds it useful to exclude these variable charges to assess the appropriate level of various operating expenses to assist in budgeting, planning and forecasting future periods. Investors should note that the use of intangible assets contributed to Autodesk’s revenues earned during the periods presented and will contribute to its future period revenues as well. Amortization of purchased intangible assets will recur in future periods.

C. Goodwill impairment. This is a non-cash charge to write-down goodwill to fair value when there is an indication that the asset is impaired. As explained above, management finds it useful to exclude certain non-cash charges to assess the appropriate level of various operating expenses to assist in budgeting, planning and forecasting future periods.

D. Restructuring charges (benefits), net. These expenses are associated with realigning Autodesk’s business strategies based on current economic conditions. In connection with these restructuring actions, Autodesk recognizes costs related to (i) termination benefits for former employees whose positions were eliminated and (ii) the closure of facilities and cancellation of certain contracts. Autodesk excludes these charges because these expenses are not reflective of its ongoing business and operating results. Autodesk believes it is useful for investors to understand the effects of these items on its total operating expenses.

E. Loss (gain) on strategic investments. Autodesk excludes gains and losses related to its strategic investments from its non-GAAP measures primarily because management finds it useful to exclude these variable gains and losses on these investments in assessing its financial results. Included in these amounts are non-cash unrealized gains and losses on the derivative components and realized gains and losses on the sale or losses on the impairment of these investments. Autodesk believes excluding these items is useful to investors because these excluded items do not correlate to the underlying performance of its business and these losses or gains were incurred in connection with strategic investments which do not occur regularly.

F. Establishment of a valuation allowance on certain net deferred tax assets.  This is a non-cash charge to record a valuation allowance on certain deferred tax assets. As explained above, management finds it useful to exclude certain non-cash charges to assess the appropriate level of various cash expenses to assist in budgeting, planning and forecasting future periods.

G. Discrete tax items. Autodesk excludes the GAAP tax provision, including discrete items, from the non-GAAP measure of income, and includes a non-GAAP tax provision based upon the projected annual non-GAAP effective tax rate. Discrete tax items include income tax expenses or benefits that do not relate to ordinary income from continuing operations in the current fiscal year, unusual or infrequently occurring items, or the tax impact of certain stock-based compensation. Examples of discrete tax items include, but are not limited to, certain changes in judgment and changes in estimates of tax matters related to prior fiscal years, certain costs related to business combinations, certain changes in the realizability of deferred tax assets or changes in tax law. Management believes this approach assists investors in understanding the tax provision and the effective tax rate related to ongoing operations. Autodesk believes the exclusion of these discrete tax items provides investors with useful supplemental information about the Company's operational performance.

H. Income tax effects on the difference between GAAP and non-GAAP costs and expenses. The income tax effects that are excluded from the non-GAAP measures relate to the tax impact on the difference between GAAP and non-GAAP costs and expenses, primarily due to stock-based compensation, purchased intangibles and restructuring for GAAP and non-GAAP measures.

There are limitations in using non-GAAP financial measures because non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact upon Autodesk’s reported financial results. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which charges are excluded from the non-GAAP financial measures. Autodesk compensates for these limitations by analyzing current and future results on a GAAP basis as well as a non-GAAP basis and also by providing GAAP measures in its public disclosures. The presentation of non-GAAP financial information is meant to be considered in addition to, not as a substitute for or in isolation from, the directly comparable financial measures prepared in accordance with GAAP. Autodesk urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate its business.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.    Description

99.1	Press release dated as of October 2, 2013, entitled “Autodesk Hosts Annual Investor Day.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By:	/s/ MARK J. HAWKINS
Mark J. Hawkins Executive Vice President and Chief Financial Officer
Date: October 2, 2013

EXHIBIT INDEX
Exhibit No.    Description

99.1	Press release dated as of October 2, 2013, entitled “Autodesk Hosts Annual Investor Day.”